Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of Jiangbo Pharmaceuticals, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1) The Quarterly Report of the Company on Form 10-Q/A for the quarter ended March 31, 2009 fully complies, in all material respect, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2010

/s/ Wubo Cao
Wubo Cao
Chief Executive Officer

Dated:  May 14 , 2010

/s/ Elsa Sung
Elsa Sung
Chief Financial Officer